FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          October 7, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On October 7, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated October 7, 1999








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 7, 1999       By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 7, 1999       By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)

























Exhibit 99


      October 7, 1999


Dear Analysts and Investors:

Attached please find the US Airways Investor Update for the month of September and the Company's Fleet Plan Forecast for 1999 and 2000.

Of particular interest, the fleet plan outlines an increase in the total number of US Airways' aircraft from 392 at the end of 1999 to 418 at the end of 2000. Specifically, the Company expects to take delivery of 51 A320-family aircraft and 7 A330s next year, while retiring 32 aircraft during the same period.

The growth in the US Airways fleet outlined above will result in an anticipated increase in the Company's available seat miles (ASMs) of 8 to 10% in 2000 from our anticipated results in 1999. Approximately 3 percentage points of that growth will be derived from year-over-year improvements in operational performance, with the remainder resulting from the introduction of larger aircraft and increased flying. This growth is consistent with the Company's long term plan to exploit our strong East Coast franchise by adding longer haul flying out of our hubs and adding more seats in markets with high load factors.

The Company's Trans-Atlantic ASMs in 2000 are expected to increase by 25 to 30% over the anticipated results in the current year. US Airways' Mainline flying is expected to increase 6 to 8% in 2000, as compared to 1999 results, with MetroJet showing an increase of 8 to 10% for the same period.

As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


					Very truly yours,



					Kimberly A. Holland
					Director, Investor Relations

Enclosures



Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.












                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                       October 1999
                                                                    Year-over-Year Percentage Change
                                                ----------------------------------------------------------------------
Selected Operating and Financial Statistics   September (Actual)   October     November       December        FY 1999
                                                --------------     ------       ------         ------         -------
Available Seat Miles - Scheduled Service
  -Domestic                                         0.1 %           7.3 %         6.7 %          3.0 %           2.8 %
  -International                                   18.1            19.2           7.8            8.3            17.4
                                                    ---            ----          ----           ----            ----
Total                                               2.0 %           8.5 %         6.8 %          3.6 %           4.3 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                        (9.9)%           1.6 %         3.2 %         (0.1)%          (1.7)%
  -International                                    7.8            14.2          13.5           26.7            17.5
                                                   ----            ----          ----           ----            ----
Total                                              (7.6)%           3.1 %         4.3 %          2.7 %           0.4 %

Passenger Load Factor                              (6.8) points    (3.7) points  (1.6) points   (0.6) points    (2.7) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                             41.0 %           42.1 %        52.3 %         73.0 %         13.4 %

  -Gallons of Aviation Fuel Consumed                1.0              7.5           5.8            2.7            3.2



Fleet Additions
  -A319                                               4               3             2              2              22
  -A320                                               2               0             2              0              11
                                                     --              --            --             --              --
Total                                                 6               3             4              2              33



Fleet Retirements

  -B737-200                                           0               2             1              2               5
  -B727-200 - Shuttle*                                0               1             2              4               8
  -DC9-30                                             1               1             3              6              16
                                                     --              --            --             --              --
Total                                                 1               4             6             12              29





*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.


                                                    US AIRWAYS FLEET PLAN

                           US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                                        October 1999


                                                     Number of Aircraft: Year End 1999                  Estimated Fleet Count
                       Fleet Count   ---------------------------------------------------------------    ---------------------
                         as of
Fleet Type             09/30/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total        Year End 2000

----------             ----------    -------------    ------------------    -----    ------    -----        -------------

A-330		                		  0		         	    0            			0.0		        	    0		       0		       0		              7
B767-200                  12              203              10.5               8         4        12               12
B757-200                  34              182               9.2              23        11        34               34
B727-200*                 11              163              28.3               4         0         4                0
B737-400                  54              144              10.0              19        35        54               54
MD-80                     31              141              17.8              15        16        31               31
B737-300                  85              126              12.7              11        74        85               81
B737-300 - MetroJet		      0			             0	            		0.0         			   0		       0		       0                4
B737-200 - MetroJet       47              115              17.0              39         3        42               42
B737-200                  17              108              17.7              17         0        17                0
DC9-30                    44              100              24.4              27         7        34               23
F-100                     40               97               9.1              36         4        40               40
A-320                      9              146               0.5               0        11        11               24
A-319                     21              120               0.6               0        28        28               66
                         ---              ---              ----             ---       ---       ---              ---
Average Total Aircraft   405              134              12.7             199       193       392              418

 Hushkit Program                           1999
  as of 9/30/99        Stage 2          Compliance
------------------     -------          ----------

B737-200                  11             Stage 3
B727-200*                  7             Retire
DC9-30                    10             Retire





Firm Order/Options
  as of 9/30/99          Firm           Reconfirmable       Options
------------------       ----           -------------       -------
A319/320                 124                 196               50
A330                      10                   4               16


*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities Exchange Commission.
